FOR RELEASE ON: February 3, 2020

CONTACT:    Robert Cherry, VP - Investor Relations
608-361-7530
robert.cherry@regalbeloit.com

Regal Beloit Corporation Announces Fourth Quarter 2019 Financial Results

•	Improving Deleverage

•	Strong Free Cash Flow

•	Reorganized Segments by Separating Commercial and Industrial Systems

BELOIT, WI - Regal Beloit Corporation (NYSE: RBC), a global leader in the engineering and manufacturing of high-efficiency electric motors and power transmission products, reported fourth quarter 2019 diluted earnings per share of $0.89. Fourth quarter 2019 adjusted diluted earnings per share* were $1.25. Full year 2019 diluted earnings per share were $5.66. Full year 2019 adjusted diluted earnings per share were $5.49.

Key financial results for the fourth quarter 2019 included:

•
Total net sales of $738.2 million decreased 16.3% from the prior year and included a negative 0.5% impact from foreign currency and a negative 6.5% impact from businesses divested/to be exited. The result was a negative organic sales growth rate of 9.3%.

•	Income from operations was $61.7 million or 8.4% of net sales. Adjusted income from operations was $77.5 million or 10.5% of adjusted net sales.

•	Adjusted income from operations delevered at 12.2% from prior year.

•	Net cash provided by operating activities was $137.3 million and capital expenditures totaled $15.1 million, resulting in free cash flow of $122.2 million.

•	Inventories down $47.3 million from the end of the third quarter 2019.

•
Debt decreased $63.4 million from $1,200.9 million at the end of the third quarter 2019 to $1,137.5 million. Net debt decreased $101.8 million from $907.9 million at the end of the third quarter 2019 to $806.1 million.

•	Debt to EBITDA was 2.3, unchanged from the end of the third quarter 2019. Net debt to adjusted EBITDA was 1.7 down from 1.9 at the end of the third quarter 2019.

•	Purchased 180,763 shares for a total of $15.0 million.

Key Financial results for the full year 2019 included:

•	Income from operations was $351.1 million or 10.8% of net sales. Adjusted income from operations was $342.1 million or 10.7% of adjusted net sales.

•	Adjusted income from operations delevered at 15.5% from prior year.

•	Net cash provided by operating activities was $408.5 million and capital expenditures totaled $92.4 million, resulting in free cash flow of $316.1 million as compared to $285.1 million in 2018.

•	Debt decreased $169.6 million from $1,307.1 million at the end of 2018 to $1,137.5 million. Net debt decreased $252.4 million from $1,058.5 million at the end of 2018 to $806.1 million.

•	Debt to EBITDA was 2.3, down from 2.7 at the end of the end of 2018. Net debt to adjusted EBITDA was 1.7 down from 2.1 at the end of 2018.

•	Purchased 2,194,545 shares for a total of $165.0 million.

Effective as of December 28, 2019, the Company reorganized its segments to align with its new management reporting structure and business activities. Prior to this reorganization, the Company was comprised of three segments: Commercial & Industrial Systems, Climate Solutions and Power Transmission Solutions. As a result of this reorganization, the Company divided the Commercial and Industrial Systems segment into separate segments. Therefore, the Company is now comprised of four segments: Commercial Systems, Industrial Systems, Climate

*This earnings release includes non-GAAP financial measures. Descriptions of why we believe these non-GAAP measures are useful and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included with this earnings release.

Solutions, and Power Transmission Solutions. The Company has recast previously reported segment financial information on a basis consistent with these segments. For details on the 2018 and 2019 recast results reflecting the realigned segments, please see the tables in the appendix. A description of the Company’s four segments can be found in the Company’s Form 8-K dated February 3, 2020.

“While the market conditions continue to be challenging, our ability to remove cost and delever at a relatively low rate for three consecutive quarters further illustrates the margin potential of the company. The Climate and PTS businesses were both able to achieve notable operating profit growth despite sizable sales headwinds. With our announced re-segmentation, our Commercial and Industrial businesses will have improved transparency, renewed focus, and clear accountability. We have new leadership in approximately half of our top 25 business unit management roles, which in addition to our tenured talent, is driving fresh ideas and a spotlight on performance. Lastly, Regal delivered another quarter of excellent free cash flow. I am very proud of our teams’ efforts,” said Regal CEO Louis Pinkham.

Fourth quarter 2019 segment results versus the prior year fourth quarter:

•
Commercial Systems segment net sales were $202.0 million, a decrease of 26.1%. Businesses divested/to be exited had a negative 15.1% impact, and foreign currency had a negative 0.6% impact. The result was a negative organic sales growth rate of 10.4% driven by continued inventory de-stocking in the North American pool pump market, weakness in North American general industry, and the impact of 80/20 account pruning. Operating margin was 3.9%. After net adjustments of $7.2 million, adjusted operating margin was 7.5% of adjusted net sales. Adjusted income from operations delevered at 28.7% from prior year.

•
Industrial Systems segment net sales were $138.0 million, a decrease of 15.6%. Businesses divested/to be exited had a negative 0.7% impact, and foreign currency had a negative 0.7% impact. The result was a negative organic sales growth rate of 14.2% driven by continued power generation project delays due to end market overcapacity and the oil & gas downturn, weak North American and China industrial demand due to trade uncertainty, and the impact of 80/20 account pruning. Operating margin was negative 1.0%. After net adjustments of $3.0 million, adjusted operating margin was 1.2% of adjusted net sales. Adjusted income from operations delevered at 18.3% from prior year.

•
Climate Solutions segment net sales were $206.4 million, a decrease of 11.1%. The businesses divested/to be exited had a negative 4.4% impact, and foreign currency had a negative 0.2% impact. The result was a negative organic sales growth rate of 6.5% driven by a mild start to the winter in North America, the impact from the FER pre-buy in residential HVAC in the first half of the year, inventory reductions by HVAC OEMs and 80/20 account pruning efforts, which were partially offset by improving demand in Asia Pacific. Operating margin was 17.3%. After net adjustments of $0.4 million, adjusted operating margin was 17.1% of adjusted net sales. Adjusted income from operations grew despite the 6.5% organic sales decline in the quarter.

•
Power Transmission Solutions segment net sales were $191.8 million, a decrease of 9.9%. The businesses divested/to be exited had a negative 2.3% impact, and foreign currency had a negative 0.4% impact. The result was a negative organic sales growth rate of 7.2% driven by a significant slowdown in upstream and midstream oil & gas, continued weakness in the industrial distribution channel, and 80/20 account pruning efforts, which were partially offset by strong demand in renewable energy. Operating margin was 10.2%. After net adjustments of $6.0 million, adjusted operating margin was 13.3% of adjusted net sales. Adjusted income from operations grew despite the 7.2% organic sales decline in the quarter.

2020 Outlook

“We are providing adjusted diluted earnings per share guidance of $5.65 to $6.05, an increase of approximately 7% at the midpoint from 2019. We expect markets to continue to be challenged in the first half of the year but believe the second half should see a recovery,” continued Mr. Pinkham.

He concluded, “We are energized about our re-segmentation, executing 80/20, and driving improvement in profitability, while staying laser focused on exceeding customer needs with differentiated products, solutions, and services. I look forward to sharing more about our strategy to drive further shareholder creation at our Investor Day on March 3rd in New York City.”

The Company forecasts 2020 GAAP diluted earnings per share of $5.35 to $5.75. The difference between the GAAP diluted earnings per share guidance and the adjusted diluted earnings per share guidance relates to expected restructuring and related costs of $0.28 per share, gain on businesses divested and assets to be exited of $0.01 per share, and executive transition costs of $0.03 per share.

For details related to all 2018 and 2019 divestitures, please see the tables in the appendix. In these tables, net sales and adjusted income from operations are provided for each segment by quarter and for the full year for ongoing business comparison purposes.

Conference Call

Regal will hold a conference call to discuss the earnings release at 9:00 AM CST (10:00 AM EST) on Tuesday, February 4, 2020. To listen to the live audio and view the presentation during the call, please visit Regal’s Investors website: https://investors.regalbeloit.com. To listen by phone or to ask the presenters a question, dial 1.888.317.6003 (U.S. callers) or +1.412.317.6061 (international callers) and enter 2781436# when prompted.

A webcast replay will be available at the link above, and a telephone replay will be available at 1.877.344.7529 (U.S. callers) or +1.412.317.0088 (international callers), using a replay access code of 10138325#. Both will be accessible until May 4, 2020.

About the Company

Regal Beloit Corporation (NYSE: RBC) is a global leader in the engineering and manufacturing of electric motors and controls, power generation solutions and power transmission products serving customers throughout the world. We create a better tomorrow by developing and responsibly producing energy-efficient products and systems.

Our company is comprised of four operating segments: Commercial Systems, Industrial Systems, Climate Solutions and Power Transmission Solutions. Regal is headquartered in Beloit, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, visit RegalBeloit.com.

CAUTIONARY STATEMENT

The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: With the exception of historical facts, the statements contained in this release may be forward-looking statements. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; our ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in certain geographic locations in which we do business; fluctuations in commodity prices and raw material costs; our dependence on significant customers; risks associated with global manufacturing, including risks associated with public health crises; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; our overall debt levels and our ability to repay principal and interest on our outstanding debt; prolonged declines in one or more markets we serve, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving our information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk Factors” of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 26, 2019 and from time to time in other filed reports. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this release are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

NON-GAAP MEASURES AND OTHER DEFINITIONS
Unaudited
(Dollars in Millions, Except per Share Data)

We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted operating leverage, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin, and adjusted operating leverage to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management.

In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition (“net sales from business acquired") and excluding any sales from business divested/to be exited (“net sales from business divested/to be exited“) recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Unaudited
(Dollars in Millions, Except per Share Data)

	Three Months Ended		Twelve Months Ended
	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018
Net Sales	$738.2	$881.7	$3,238.0	$3,645.6
Cost of Sales	548.0	642.0	2,377.3	2,681.0
Gross Profit	190.2	239.7	860.7	964.6
Operating Expenses	128.5	149.9	499.6	599.4
Goodwill Impairment	—	—	—	9.5
Asset Impairments	—	—	10.0	8.7
Total Operating Expenses	128.5	149.9	509.6	617.6
Income from Operations	61.7	89.8	351.1	347.0
Other (Income) Expenses, net	(0.5)	0.3	(0.1)	1.5
Interest Expense	12.5	14.3	53.0	55.2
Interest Income	1.6	0.1	5.6	1.9
Income before Taxes	51.3	75.3	303.8	292.2
Provision for Income Taxes	13.7	18.8	61.2	56.4
Net Income	37.6	56.5	242.6	235.8
Less: Net Income Attributable to Noncontrolling Interests	0.9	0.9	3.7	4.6
Net Income Attributable to Regal Beloit Corporation	$36.7	$55.6	$238.9	$231.2
Earnings Per Share Attributable to Regal Beloit Corporation:
Basic	$0.90	$1.29	$5.69	$5.30
Assuming Dilution	$0.89	$1.28	$5.66	$5.26
Cash Dividends Declared Per Share	$0.30	$0.28	$1.18	$1.10
Weighted Average Number of Shares Outstanding:
Basic	40.9	43.1	42.0	43.6
Assuming Dilution	41.1	43.4	42.2	43.9

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(Dollars in Millions)
	Dec 28, 2019	Dec 29, 2018
ASSETS
Current Assets:
Cash and Cash Equivalents	$331.4	$248.6
Trade Receivables, less Allowances of $9.7 Million in 2019 and $13.3 Million in 2018	461.4	551.9
Inventories	678.4	767.2
Prepaid Expenses and Other Current Assets	136.5	250.0
Total Current Assets	1,607.7	1,817.7

Net Property, Plant, Equipment and Noncurrent Assets	2,823.0	2,806.1
Total Assets	$4,430.7	$4,623.8

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$337.0	$424.8
Other Accrued Expenses	222.9	258.2
Current Maturities of Debt	0.6	0.5
Total Current Liabilities	560.5	683.5

Long-Term Debt	1,136.9	1,306.6
Other Noncurrent Liabilities	352.9	295.2
Equity:
Total Regal Beloit Corporation Shareholders' Equity	2,351.1	2,310.5
Noncontrolling Interests	29.3	28.0
Total Equity	2,380.4	2,338.5
Total Liabilities and Equity	$4,430.7	$4,623.8

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Twelve Months Ended
	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	37.6	56.5	242.6	235.8
Adjustments to Reconcile Net Income and Changes in Assets and Liabilities (Net of Acquisitions and Divestitures) to Net Cash Provided by Operating Activities:
Depreciation and Amortization	34.1	36.1	134.5	142.4
(Gain) Loss on Disposal of Assets	(2.4)	(2.4)	(0.7)	1.1
(Gain) Loss on Businesses Divested and Assets to be Exited	0.5	—	(34.7)	34.9
Share-Based Compensation Expense	3.0	6.4	13.0	16.9
Change in Operating Assets and Liabilities	64.5	15.8	53.8	(68.4)
Net Cash Provided by Operating Activities	137.3	112.4	408.5	362.7
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant and Equipment	(15.1)	(18.4)	(92.4)	(77.6)
Proceeds Received from Sales of Property, Plant and Equipment	7.1	5.6	8.8	10.0
Net Sales of Investment Securities	—	—	—	0.5
Business Acquisitions, Net of Cash Acquired	—	—	—	(161.5)
Proceeds Received from (Settlement of) Disposal of Businesses	(1.7)	0.7	157.9	0.7
Net Cash (Used in) Provided by Investing Activities	(9.7)	(12.1)	74.3	(227.9)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net (Repayments) Borrowings Under Revolving Credit Facility	2.4	53.0	(80.7)	78.6
Net Repayments of Short-Term Borrowings	—	(0.1)	—	(0.7)
Proceeds from Long-Term Debt	—	—	—	900.2
Repayments of Long-Term Debt	(66.1)	(25.1)	(90.3)	(811.4)
Dividends Paid to Shareholders	(12.3)	(12.1)	(48.9)	(47.2)
Proceeds from the Exercise of Stock Options	0.3	—	0.3	—
Repurchase of Common Stock	(15.0)	(49.5)	(165.1)	(127.8)
Distributions to Noncontrolling Interest	—	—	(1.8)	(1.6)
Shares Surrendered for Taxes	(2.9)	(0.1)	(10.9)	(3.5)
Purchase of Subsidiary Shares from Noncontrolling Interest	—	—	—	(0.8)
Financing Fees Paid	—	—	—	(3.5)
Net Cash Used in Financing Activities	(93.6)	(33.9)	(397.4)	(17.7)
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	4.4	(2.2)	(2.6)	(8.1)
Net Increase in Cash and Cash Equivalents	38.4	64.2	82.8	109.0
Cash and Cash Equivalents at Beginning of Period	293.0	184.4	248.6	139.6
Cash and Cash Equivalents at End of Period	$331.4	$248.6	$331.4	$248.6

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018
Net Sales	$202.0	$273.2	$138.0	$163.5	$206.4	$232.2	$191.8	$212.8	$738.2	$881.7
Net Sales from Businesses Divested/to be Exited	—	(46.1)	—	(1.4)	(0.2)	(11.2)	—	(5.2)	(0.2)	(63.9)
Adjusted Net Sales*	$202.0	$227.1	$138.0	$162.1	$206.2	$221.0	$191.8	$207.6	$738.0	$817.8

GAAP Operating Margin	3.9%	10.1%	(1.0)%	2.7%	17.3%	14.3%	10.2%	11.5%	8.4%	10.2%
Adjusted Operating Margin*	7.5%	10.4%	1.2%	3.7%	17.1%	14.7%	13.3%	12.1%	10.5%	10.7%

Components of Net Sales:
Organic Sales Growth*	(10.4)%	1.2%	(14.2)%	(0.9)%	(6.5)%	9.3%	(7.2)%	8.4%	(9.3)%	4.7%
Acquisitions	—%	16.1%	—%	—%	—%	—%	—%	—%	—%	4.1%
Businesses Divested/to be Exited	(15.1)%	(1.5)%	(0.7)%	(0.1)%	(4.4)%	(1.0)%	(2.3)%	0.6%	(6.5)%	(0.1)%
Foreign Currency Impact	(0.6)%	(0.9)%	(0.7)%	(2.8)%	(0.2)%	(1.0)%	(0.4)%	(0.7)%	(0.5)%	(1.3)%

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Twelve Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018
Net Sales	$905.3	$1,110.9	$575.4	$671.1	$968.5	$1,024.8	$788.8	$838.8	$3,238.0	$3,645.6
Net Sales from Businesses Divested/to be Exited	(25.0)	(175.5)	—	(6.3)	(22.2)	(61.7)	(5.6)	(19.9)	(52.8)	(263.4)
Adjusted Net Sales*	$880.3	$935.4	$575.4	$664.8	$946.3	$963.1	$783.2	$818.9	$3,185.2	$3,382.2

GAAP Operating Margin	11.4%	9.2%	(1.6)%	3.7%	16.9%	11.3%	11.8%	12.4%	10.8%	9.5%
Adjusted Operating Margin*	9.1%	9.9%	0.1%	4.3%	16.9%	15.1%	13.0%	12.8%	10.7%	11.0%

Components of Net Sales:
Organic Sales Growth	(8.1)%	3.9%	(11.4)%	3.3%	(1.2)%	4.7%	(3.5)%	8.9%	(5.7)%	5.2%
Acquisitions	3.4%	12.0%	—%	—%	—%	—%	—%	—%	0.9%	3.1%
Businesses Divested/to be Exited	(12.6)%	(0.3)%	(0.8)%	(0.2)%	(3.7)%	(1.1)%	(1.6)%	0.1%	(5.3)%	(0.2)%
Foreign Currency Impact	(1.2)%	0.5%	(2.1)%	0.6%	(0.6)%	(0.1)%	(0.9)%	0.5%	(1.1)%	0.3%

ADJUSTED DILUTED EARNINGS PER SHARE	Three Months Ended		Twelve Months Ended
	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018
GAAP Diluted Earnings Per Share	$0.89	$1.28	$5.66	$5.26
Restructuring and Related Costs	0.33	0.04	0.57	0.13
Purchase Accounting and Transaction Costs	—	—	—	0.09
(Gain) Loss on Businesses Divested and Assets to be Exited	0.01	—	(0.69)	0.61
Net (Income) Loss from Businesses Divested/to be Exited	0.01	(0.11)	(0.07)	(0.40)
Executive Transition Costs	0.07	0.07	0.08	0.07
Gain on Sale of Assets	(0.06)	(0.04)	(0.06)	(0.04)
Impact of the New US Tax Legislation	—	0.07	—	(0.08)
Adjusted Diluted Earnings Per Share	$1.25	$1.31	$5.49	$5.64

2020 ADJUSTED ANNUAL GUIDANCE	Minimum	Maximum
2020 Diluted EPS Annual Guidance	$5.35	$5.75
Restructuring and Related Costs	0.28	0.28
Gain on Businesses Divested and Assets to be Exited	(0.01)	(0.01)
Executive Transition Costs	0.03	0.03
2020 Adjusted Diluted EPS Annual Guidance	$5.65	$6.05

ADJUSTED INCOME FROM OPERATIONS

	Three Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018
GAAP Income (Loss) from Operations	$7.9	$27.7	$(1.4)	$4.4	$35.7	$33.3	$19.5	$24.4	$61.7	$89.8
Restructuring and Related Costs	7.0	1.1	2.9	0.6	2.7	0.4	5.5	0.1	18.1	2.2
Purchase Accounting and Transaction Costs	—	0.1	—	—	—	—	—	—	—	0.1
Loss on Businesses Divested and Assets to be Exited	0.1	—	—	—	—	—	0.4	—	0.5	—
Gain on Sale of Assets	—	(1.5)	—	—	(3.8)	(0.7)	—	—	(3.8)	(2.2)
Operating (Income) Loss from Businesses Divested/to be Exited	—	(4.9)	—	0.3	0.6	(1.6)	—	(0.3)	0.6	(6.5)
Executive Transition Costs	0.1	1.1	0.1	0.7	0.1	1.1	0.1	0.9	0.4	3.8
Adjusted Income from Operations	$15.1	$23.6	$1.6	$6.0	$35.3	$32.5	$25.5	$25.1	$77.5	$87.2

GAAP Operating Margin %	3.9%	10.1%	(1.0)%	2.7%	17.3%	14.3%	10.2%	11.5%	8.4%	10.2%
Adjusted Operating Margin %	7.5%	10.4%	1.2%	3.7%	17.1%	14.7%	13.3%	12.1%	10.5%	10.7%

ADJUSTED INCOME FROM OPERATIONS

	Twelve Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018
GAAP Income (Loss) from Operations	$103.1	$102.2	$(9.3)	$24.8	$163.9	$115.6	$93.4	$104.4	$351.1	$347.0
Restructuring and Related Costs	11.8	2.9	8.4	2.7	4.2	1.8	6.9	0.3	31.3	7.7
Purchase Accounting and Transaction Costs	0.1	5.4	—	—	—	—	—	—	0.1	5.4
(Gain) Loss on Businesses Divested and Assets to be Exited	(32.6)	—	1.0	—	(4.7)	34.9	1.6	—	(34.7)	34.9
Gain on Sale of Assets	—	(1.5)	—	—	(3.8)	(0.7)	—	—	(3.8)	(2.2)
Operating (Income) Loss from Businesses Divested/to be Exited	(3.3)	(17.1)	—	0.5	(0.5)	(6.8)	(0.3)	(0.5)	(4.1)	(23.9)
Executive Transition Costs	0.6	1.1	0.5	0.7	0.6	1.1	0.5	0.9	2.2	3.8
Adjusted Income from Operations	$79.7	$93.0	$0.6	$28.7	$159.7	$145.9	$102.1	$105.1	$342.1	$372.7

GAAP Operating Margin %	11.4%	9.2%	(1.6)%	3.7%	16.9%	11.3%	11.8%	12.4%	10.8%	9.5%
Adjusted Operating Margin %	9.1%	9.9%	0.1%	4.3%	16.9%	15.1%	13.0%	12.8%	10.7%	11.0%

DEBT TO EBITDA	Last Twelve Months
	Dec 28, 2019	Dec 29, 2018
Net Income	$242.6	$235.8
Interest Expense	53.0	55.2
Interest Income	(5.6)	(1.9)
Taxes	61.2	56.4
Depreciation and Amortization	134.5	142.4
EBITDA	$485.7	$487.9
Restructuring and Related Costs	31.3	7.7
Purchase Accounting and Transactions Costs	0.1	5.4
Impairment and Exit Related Costs	10.0	34.9
Executive Transition Costs	2.2	3.8
Operating Income from Businesses Divested/to be Exited	(4.1)	(23.9)
Gain on Sale of Assets	(3.8)	(2.2)
Gain on Divestiture of Businesses	(44.7)	—
Adjusted EBITDA	$476.7	$513.6

Current Maturities of Long-Term Debt	$0.6	$0.5
Long-Term Debt	1,136.9	1,306.6
Total Gross Debt	$1,137.5	$1,307.1
Cash	(331.4)	(248.6)
Net Debt	$806.1	$1,058.5

Gross Debt/EBITDA	2.3	2.7
Gross Debt/Adjusted EBITDA	2.4	2.5

Net Debt/EBITDA	1.7	2.2
Net Debt/Adjusted EBITDA	1.7	2.1

OPERATING LEVERAGE-TOTAL REGAL	Three Months Ended			Twelve Months Ended
(Dollars in Millions)	Dec 28, 2019	Dec 29, 2018	Change	Dec 28, 2019	Dec 29, 2018	Change
GAAP Income from Operations	$61.7	$89.8	$(28.1)	$351.1	$347.0	$4.1
Adjusted Income from Operations	$77.5	$87.2	$(9.7)	$342.1	$372.7	$(30.6)

Net Sales	$738.2	$881.7	$(143.5)	$3,238.0	$3,645.6	$(407.6)
Adjusted Net Sales	$738.0	$817.8	$(79.8)	$3,185.2	$3,382.2	$(197.0)

GAAP Operating Leverage			19.6%			(1.0)%
Adjusted Operating Leverage			12.2%			15.5%

OPERATING LEVERAGE-COMMERCIAL SYSTEMS	Three Months Ended			Twelve Months Ended
(Dollars in Millions)	Dec 28, 2019	Dec 29, 2018	Change	Dec 28, 2019	Dec 29, 2018	Change
GAAP Income from Operations	$7.9	$27.7	$(19.8)	$103.1	$102.2	$0.9
Adjusted Income from Operations	$15.1	$23.6	$(8.5)	$79.7	$93.0	$(13.3)
2019 Corporate Allocation to 2018 Acquisition	$1.3	$—		$5.4	$—
Adjusted Income from Operations Excluding Corporate Allocation to 2018 Acquisition	$16.4	$23.6	$(7.2)	$85.1	$93.0	$(7.9)

Net Sales	$202.0	$273.2	$(71.2)	$905.3	$1,110.9	$(205.6)
Adjusted Net Sales	$202.0	$227.1	$(25.1)	$880.3	$935.4	$(55.1)

GAAP Operating Leverage			27.8%			(0.4)%
Adjusted Operating Leverage			33.9%			24.1%
Adjusted Operating Leverage Excluding Corporate Allocation to 2018 Acquisition			28.7%			14.3%

OPERATING LEVERAGE-INDUSTRIAL SYSTEMS	Three Months Ended			Twelve Months Ended
(Dollars in Millions)	Dec 28, 2019	Dec 29, 2018	Change	Dec 28, 2019	Dec 29, 2018	Change
GAAP Income (Loss) from Operations	$(1.4)	$4.4	$(5.8)	$(9.3)	$24.8	$(34.1)
Adjusted Income from Operations	$1.6	$6.0	$(4.4)	$0.6	$28.7	$(28.1)

Net Sales	$138.0	$163.5	$(25.5)	$575.4	$671.1	$(95.7)
Adjusted Net Sales	$138.0	$162.1	$(24.1)	$575.4	$664.8	$(89.4)

GAAP Operating Leverage			22.7%			35.6%
Adjusted Operating Leverage			18.3%			31.4%

FREE CASH FLOW	Three Months Ended		Twelve Months Ended
	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018
Net Cash Provided by Operating Activities	$137.3	$112.4	$408.5	$362.7
Additions to Property Plant and Equipment	(15.1)	(18.4)	(92.4)	(77.6)
Free Cash Flow	$122.2	$94.0	$316.1	$285.1

GAAP Net Income Attributable to Regal Beloit Corporation	$36.7	$55.6	$238.9	$231.2
(Gain) Loss on Businesses Divested and Impairments	0.5	—	(34.7)	18.2
Tax Effect from (Gain) Loss on Businesses Divested and Impairments	(0.1)	—	5.4	(4.0)
Adjusted Net Income Attributable to Regal Beloit Corporation[1]	$37.1	$55.6	$209.6	$245.4

Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation	329.4%	169.1%	150.8%	116.2%

 [1] The Net Income Attributable to Regal Beloit Corporation is adjusted for the gains and losses on divested businesses and goodwill and asset impairments related to the business to be exited and used in the Free Cash Flow Calculation.

ADJUSTED EFFECTIVE TAX RATE	Three Months Ended		Twelve Months Ended
	Dec 28, 2019	Dec 29, 2018	Dec 28, 2019	Dec 29, 2018
Income before Taxes	$51.3	$75.3	$303.8	$292.2
Provision for Income Taxes	13.7	18.8	61.2	56.4
Effective Tax Rate	26.7%	25.0%	20.1%	19.3%

Income before Taxes	$51.3	$75.3	$303.8	$292.2
(Gain) Loss on Businesses Divested and Assets to be Exited	0.5	—	(34.7)	34.9
Adjusted Income before Taxes	$51.8	$75.3	$269.1	$327.1

Provision for Income Taxes	$13.7	$18.8	$61.2	$56.4
Tax Effect from (Gain) Loss on Businesses Divested and Assets to be Exited	0.1	—	(5.4)	8.2
Impact of the New US Tax Legislation	—	(3.0)	—	3.6
Non-deductible Portion of Executive Transition Costs	(2.3)	—	(2.3)	—
Adjusted Provision for Income Taxes	$11.5	$15.8	$53.5	$68.2

Adjusted Effective Tax Rate	22.2%	21.0%	19.9%	20.8%

ORGANIC SALES GROWTH	Three Months Ended
	December 28, 2019
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Three Months Ended Dec 28, 2019	$202.0	$138.0	$206.4	$191.8	$738.2
Net Sales from Businesses Divested/to be Exited	—	—	(0.2)	—	(0.2)
Impact from Foreign Currency Exchange Rates	1.4	1.1	0.4	0.9	3.8
Organic Sales Three Months Ended Dec 28, 2019	$203.4	$139.1	$206.6	$192.7	$741.8

Net Sales Three Months Ended Dec 29, 2018	$273.2	$163.5	$232.2	$212.8	$881.7
Net Sales from Businesses Divested/to be Exited	(46.1)	(1.4)	(11.2)	(5.2)	(63.9)
Adjusted Net Sales Three Months Ended Dec 29, 2018	$227.1	$162.1	$221.0	$207.6	$817.8

Three Months Ended Dec 28, 2019 Organic Sales Growth %	(10.4)%	(14.2)%	(6.5)%	(7.2)%	(9.3)%
Three Months Ended Dec 28, 2019 Net Sales Growth %	(26.1)%	(15.6)%	(11.1)%	(9.9)%	(16.3)%

ORGANIC SALES GROWTH	Twelve Months Ended
	December 28, 2019
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Twelve Months Ended Dec 28, 2019	$905.3	$575.4	$968.5	$788.8	$3,238.0
Net Sales from Business Acquired	(31.7)	—	—	—	(31.7)
Net Sales from Businesses Divested/to be Exited	(25.0)	—	(22.2)	(5.6)	(52.8)
Impact from Foreign Currency Exchange Rates	10.8	13.7	5.7	7.1	37.3
Organic Sales Twelve Months Ended Dec 28, 2019	$859.4	$589.1	$952.0	$790.3	$3,190.8

Net Sales Twelve Months Ended Dec 29, 2018	$1,110.9	$671.1	$1,024.8	$838.8	$3,645.6
Net Sales from Businesses Divested/to be Exited	(175.5)	(6.3)	(61.7)	(19.9)	(263.4)
Adjusted Net Sales Twelve Months Ended Dec 29, 2018	$935.4	$664.8	$963.1	$818.9	$3,382.2

Twelve Months Ended Dec 28, 2019 Organic Sales Growth %	(8.1)%	(11.4)%	(1.2)%	(3.5)%	(5.7)%
Twelve Months Ended Dec 28, 2019 Net Sales Growth %	(18.5)%	(14.3)%	(5.5)%	(6.0)%	(11.2)%

The following tables outline by quarter and full year the 2019 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 First Quarter Schedule for Ongoing Business
Net Sales Three Months Ended March 30, 2019	$242.2	$138.1	$263.3	$210.2	$853.8
Net Sales from Businesses Divested/to be Exited	(12.4)	—	(15.5)	(5.6)	(33.5)
Net Sales from Ongoing Business	$229.8	$138.1	$247.8	$204.6	$820.3

GAAP Income (Loss) from Operations Three Months Ended March 30, 2019	$57.8	$(4.3)	$38.9	$28.2	$120.6
Restructuring and Related Costs	1.2	0.9	0.1	0.1	2.3
Purchase Accounting and Transaction Costs	0.1	—	—	—	0.1
(Gain) Loss on Businesses Divested and Assets to be Exited	(34.6)	1.0	1.3	1.1	(31.2)
Income from Operations of Businesses Divested/to be Exited	(1.7)	—	(1.9)	(0.3)	(3.9)
Executive Transition Costs	0.4	0.3	0.5	0.4	1.6
Adjusted Income (Loss) from Operations of Ongoing Business	$23.2	$(2.1)	$38.9	$29.5	$89.5

Ongoing Business Adjusted Operating Margin %	10.1%	(1.5)%	15.7%	14.4%	10.9%

Fiscal 2019 Second Quarter Schedule for Ongoing Business
Net Sales Three Months Ended June 29, 2019	$246.3	$155.5	$267.9	$204.0	$873.7
Net Sales from Businesses Divested/to be Exited	(12.6)	—	(5.6)	—	(18.2)
Net Sales from Ongoing Business	$233.7	$155.5	$262.3	$204.0	$855.5

GAAP Income (Loss) from Operations Three Months Ended June 29, 2019	$20.8	$(1.3)	$51.7	$24.8	$96.0
Restructuring and Related Costs	1.1	1.5	0.6	0.4	3.6
(Gain) Loss on Businesses Divested and Assets to be Exited	1.8	—	(6.1)	0.1	(4.2)
Income from Operations of Businesses Divested/to be Exited	(1.6)	—	(0.1)	—	(1.7)
Executive Transition Costs	0.1	—	—	—	0.1
Adjusted Income from Operations of Ongoing Business	$22.2	$0.2	$46.1	$25.3	$93.8

Ongoing Business Adjusted Operating Margin %	9.5%	0.1%	17.6%	12.4%	11.0%

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 Third Quarter Schedule for Ongoing Business
Net Sales Three Months Ended September 28, 2019	$214.8	$143.8	$230.9	$182.8	$772.3
Net Sales from Businesses Divested/to be Exited	—	—	(0.9)	—	(0.9)
Net Sales from Ongoing Business	$214.8	$143.8	$230.0	$182.8	$771.4

GAAP Income (Loss) from Operations Three Months Ended September 28, 2019	$16.6	$(2.3)	$37.6	$20.9	$72.8
Restructuring and Related Costs	2.5	3.1	0.8	0.9	7.3
Loss on Businesses Divested and Assets to be Exited	0.1	—	0.1	—	0.2
Loss from Operations of Businesses Divested/to be Exited	—	—	0.9	—	0.9
Executive Transition Costs	—	0.1	—	—	0.1
Adjusted Income from Operations of Ongoing Business	$19.2	$0.9	$39.4	$21.8	$81.3

Ongoing Business Adjusted Operating Margin %	8.9%	0.6%	17.1%	11.9%	10.5%

Fiscal 2019 Fourth Quarter Schedule for Ongoing Business
Net Sales Three Months Ended December 28, 2019	$202.0	$138.0	$206.4	$191.8	$738.2
Net Sales from Businesses Divested/to be Exited	—	—	(0.2)	—	(0.2)
Net Sales from Ongoing Business	$202.0	$138.0	$206.2	$191.8	$738.0

GAAP Income (Loss) from Operations Three Months Ended December 28, 2019	$7.9	$(1.4)	$35.7	$19.5	$61.7
Restructuring and Related Costs	7.0	2.9	2.7	5.5	18.1
Gain on Sale of Assets	—	—	(3.8)	—	(3.8)
Loss on Businesses Divested and Assets to be Exited	0.1	—	—	0.4	0.5
Loss from Operations of Businesses Divested/to be Exited	—	—	0.6	—	0.6
Executive Transition Costs	0.1	0.1	0.1	0.1	0.4
Adjusted Income from Operations of Ongoing Business	$15.1	$1.6	$35.3	$25.5	$77.5

Ongoing Business Adjusted Operating Margin %	7.5%	1.2%	17.1%	13.3%	10.5%

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 Full Year Schedule for Ongoing Business
Net Sales Twelve Months Ended December 28, 2019	$905.3	$575.4	$968.5	$788.8	$3,238.0
Net Sales from Businesses Divested/to be Exited	(25.0)	—	(22.2)	(5.6)	(52.8)
Net Sales from Ongoing Business	$880.3	$575.4	$946.3	$783.2	$3,185.2

GAAP Income (Loss) from Operations Twelve Months Ended December 28, 2019	$103.1	$(9.3)	$163.9	$93.4	$351.1
Restructuring and Related Costs	11.8	8.4	4.2	6.9	31.3
Purchase Accounting and Transaction Costs	0.1	—	—	—	0.1
Gain on Sale of Assets	—	—	(3.8)	—	(3.8)
(Gain) Loss on Businesses Divested and Assets to be Exited	(32.6)	1.0	(4.7)	1.6	(34.7)
Income from Operations of Businesses Divested/to be Exited	(3.3)	—	(0.5)	(0.3)	(4.1)
Executive Transition Costs	0.6	0.5	0.6	0.5	2.2
Adjusted Income from Operations of Ongoing Business	$79.7	$0.6	$159.7	$102.1	$342.1

Ongoing Business Adjusted Operating Margin %	9.1%	0.1%	16.9%	13.0%	10.7%

2019 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS	Three Months Ended				Twelve Months Ended Dec 28, 2019
	Mar 30, 2019	Jun 29, 2019	Sep 28, 2019	Dec 28, 2019
Adjusted Diluted Earnings Per Share	$1.43	$1.52	$1.35	$1.25	$5.55
Earnings Per Share from Businesses Divested/to be Exited	(0.03)	(0.03)	—	—	(0.06)
Adjusted Diluted Earnings Per Share for Ongoing Business	$1.40	$1.49	$1.35	$1.25	$5.49

The following tables outline by quarter and full year the 2018 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal

Fiscal 2018 First Quarter Schedule for Ongoing Business
Net Sales Three Months Ended March 31, 2018	$249.0	$165.0	$259.9	$204.9	$878.8
Net Sales from Businesses Divested/to be Exited	(42.3)	(1.6)	(18.0)	(4.3)	(66.2)
Net Sales from Ongoing Business	$206.7	$163.4	$241.9	$200.6	$812.6

GAAP Income from Operations Three Months Ended March 31, 2018	$19.7	$9.4	$32.3	$26.8	$88.2
Restructuring and Related Costs	0.8	0.5	0.4	—	1.7
(Income) Loss from Operations of Businesses Divested/to be Exited	(2.9)	0.1	(1.6)	0.4	(4.0)
Adjusted Income from Operations of Ongoing Business	$17.6	$10.0	$31.1	$27.2	$85.9

Ongoing Business Adjusted Operating Margin %	8.5%	6.1%	12.9%	13.6%	10.6%

Fiscal 2018 Second Quarter Schedule for Ongoing Business
Net Sales Three Months Ended June 30, 2018	$292.2	$176.8	$277.3	$213.4	$959.7
Net Sales from Businesses Divested/to be Exited	(42.0)	(1.7)	(19.2)	(5.6)	(68.5)
Net Sales from Ongoing Business	$250.2	$175.1	$258.1	$207.8	$891.2

GAAP Income from Operations Three Months Ended June 30, 2018	$23.6	$6.9	$44.0	$25.1	$99.6
Restructuring and Related Costs	0.2	0.5	0.7	0.1	1.5
Purchase Accounting and Transaction Costs	5.1	—	—	—	5.1
(Income) Loss from Operations of Businesses Divested/to be Exited	(4.1)	0.1	(2.1)	(0.3)	(6.4)
Adjusted Income from Operations of Ongoing Business	$24.8	$7.5	$42.6	$24.9	$99.8

Ongoing Business Adjusted Operating Margin %	9.9%	4.3%	16.5%	12.0%	11.2%

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal

Fiscal 2018 Third Quarter Schedule for Ongoing Business
Net Sales Three Months Ended September 29, 2018	$296.5	$165.8	$255.4	$207.7	$925.4
Net Sales from Businesses Divested/to be Exited	(45.1)	(1.6)	(13.3)	(4.8)	(64.8)
Net Sales from Ongoing Business	$251.4	$164.2	$242.1	$202.9	$860.6

GAAP Income from Operations Three Months Ended September 29, 2018	$31.2	$4.1	$6.0	$28.1	$69.4
Restructuring and Related Costs	0.8	1.1	0.3	0.1	2.3
Purchase Accounting and Transaction Costs	0.2	—	—	—	0.2
Impairment and Exit Related Costs	—	—	34.9	—	34.9
Income from Operations of Businesses Divested/to be Exited	(5.2)	—	(1.5)	(0.3)	(7.0)
Adjusted Income from Operations of Ongoing Business	$27.0	$5.2	$39.7	$27.9	$99.8

Ongoing Business Adjusted Operating Margin %	10.7%	3.2%	16.4%	13.8%	11.6%

Fiscal 2018 Fourth Quarter Schedule for Ongoing Business
Net Sales Three Months Ended December 29, 2018	$273.2	$163.5	$232.2	$212.8	$881.7
Net Sales from Businesses Divested/to be Exited	(46.1)	(1.4)	(11.2)	(5.2)	(63.9)
Net Sales from Ongoing Business	$227.1	$162.1	$221.0	$207.6	$817.8

GAAP Income from Operations Three Months Ended December 29, 2018	$27.7	$4.4	$33.3	$24.4	$89.8
Restructuring and Related Costs	1.1	0.6	0.4	0.1	2.2
Purchase Accounting and Transaction Costs	0.1	—	—	—	0.1
Gain on Sale of Assets	(1.5)	—	(0.7)	—	(2.2)
Executive Transition Costs	1.1	0.7	1.1	0.9	3.8
(Income) Loss from Operations of Businesses Divested/to be Exited	(4.9)	0.3	(1.6)	(0.3)	(6.5)
Adjusted Income from Operations of Ongoing Business	$23.6	$6.0	$32.5	$25.1	$87.2

Ongoing Business Adjusted Operating Margin %	10.4%	3.7%	14.7%	12.1%	10.7%

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal

Fiscal 2018 Full Year Schedule for Ongoing Business
Net Sales Twelve Months Ended December 29, 2018	$1,110.9	$671.1	$1,024.8	$838.8	$3,645.6
Net Sales from Businesses Divested/to be Exited	(175.5)	(6.3)	(61.7)	(19.9)	(263.4)
Net Sales from Ongoing Business	$935.4	$664.8	$963.1	$818.9	$3,382.2

GAAP Income from Operations Twelve Months Ended December 29, 2018	$102.2	$24.8	$115.6	$104.4	$347.0
Restructuring and Related Costs	2.9	2.7	1.8	0.3	7.7
Purchase Accounting and Transaction Costs	5.4	—	—	—	5.4
Gain on Sale of Assets	(1.5)	—	(0.7)	—	(2.2)
Executive Transition Costs	1.1	0.7	1.1	0.9	3.8
Impairment and Exit Related Costs	—	—	34.9	—	34.9
(Income) Loss from Operations of Businesses Divested/to be Exited	(17.1)	0.5	(6.8)	(0.5)	(23.9)
Adjusted Income from Operations of Ongoing Business	$93.0	$28.7	$145.9	$105.1	$372.7

Ongoing Business Adjusted Operating Margin %	9.9%	4.3%	15.1%	12.8%	11.0%

2018 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS	Three Months Ended				Twelve Months Ended Dec 29, 2018
	Mar 31, 2018	Jun 30, 2018	Sep 29, 2018	Dec 29, 2018
Adjusted Diluted Earnings Per Share	$1.33	$1.59	$1.67	$1.41	$6.00
Earnings Per Share from Businesses Divested/to be Exited	(0.06)	(0.09)	(0.11)	(0.10)	(0.36)
Adjusted Diluted Earnings Per Share for Ongoing Business	$1.27	$1.50	$1.56	$1.31	$5.64